UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Artemis Strategic Investment Corporation

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ARTEMIS STRATEGIC INVESTMENT CORPORATION
3310 East Corona Avenue
Phoenix, AZ 85040
NOTICE OF SPECIAL MEETING TO BE HELD ON [•], 2023
TO THE STOCKHOLDERS OF ARTEMIS STRATEGIC INVESTMENT CORPORATION:
You are cordially invited to attend the special meeting (the “Special Meeting”) of stockholders of Artemis Strategic Investment Corporation (the “Company,” “we,” “us” or “our”), to be held at [•] [a.m. / p.m.] Eastern Time, on [•], 2023. The Special Meeting will be held virtually, at [website]. At the Special Meeting, the stockholders will consider and vote upon the following proposals:
1.   Proposal No. 1 — The Extension Amendment Proposal.   To amend (the “Extension Amendment”) the Company’s Third Amended and Restated Certificate of Incorporation (our “charter”), to extend the date (the “Outside Date”) by which the Company must consummate a business combination (as defined below) (the “Extension”) from July 4, 2023 (the “Current Outside Date”) to [•], 2023 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), if requested by Artemis Sponsor, LLC (the “Sponsor”) upon five days’ advance notice, to elect to further extend the Extended Date in one-month increments up to [•] additional times, or a total of up to [•] months after the Current Outside Date, until up to [•] (each, an “Additional Extended Date”) (the “Extension,” and such proposal, the “Extension Amendment Proposal”).
2.   Proposal No. 2 — The Founder Share Amendment Proposal.   To amend (the “Founder Share Amendment”) the charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock” or “founder shares”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”).
3.   Proposal No. 3 — The Redemption Limitation Amendment Proposal.   To amend (the “Redemption Limitation Amendment”) the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination upon consummation of the initial Business Combination following such redemptions (the “Redemption Limitation Amendment Proposal”).
4.   Proposal No. 4 — The Adjournment Proposal.   To approve the adjournment of the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).
Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Approval of the Extension Amendment Proposal is a condition to implementing the Extension, approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.
The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting [website]. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
If the Extension Amendment Proposal is approved, the Extension Amendment would extend the Outside Date to the Extended Date and would allow us, without another stockholder vote, to elect to further extend the Outside Date on a monthly basis [•] additional times until [•], or a total of up to [•] additional months by resolution of the Company’s board of directors (the “Board”), if requested by Artemis Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), upon five days’ advance notice prior to the Outside Date.
If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Sponsor or its designees will deposit into the trust account as a loan (a “Contribution,” and the Sponsor or its designee making such Contribution, a “Contributor”), (i) on July 5, 2023, with respect to the extension to the Extended Date, an amount equal to the lesser of (x) $[•] or (y) $[•] per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to the extension to each such Additional Extended Date, an amount equal to the lesser of (x) $[•] or (y) $[•] per public share multiplied by the number of public shares outstanding, in each case in accordance with the Extension (each date on which a Contribution is to be deposited into the trust account, a “Contribution Date”). The maximum aggregate amount of Contributions will be $[•]. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon the earlier of consummation of a business combination or the liquidation of the Company (the “Maturity Date”). Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one share of Class A common stock at a purchase price of $11.50 per share, at a price of $1.00 per warrant at the option of the Contributor. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Contribution will occur if the Extension Proposal is not approved or the Extension is not implemented. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.
Our prospectus for our initial public offering (“IPO”) and our charter currently provide that we have until July 4, 2023 to complete an initial business combination. On March 30, 2022, we entered into an Agreement and Plan of Reorganization, which provides for a business combination (the “Business Combination”) with Logflex Mt Holding Limited (dba “Novibet”). Novibet is a rapidly-growing vertically integrated provider of a wide variety of high-quality online casino and sports betting products, through its proprietary technology platform. Novibet, directly or through one or more of its subsidiaries, is currently licensed to operate in Malta, Greece, Italy, Ireland, and Mexico, and is actively pursuing plans to expand into North America, including the U.S., and into other European markets. The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete the Business Combination with Novibet. The Company believes that given the Company’s commitment of time, effort and financial resources to date with respect to identifying Novibet as the target for the Business Combination, circumstances warrant providing public stockholders (as defined below) with additional time and opportunity to consider the Business Combination with Novibet. Our Board believes that the Current Outside Date does not provide sufficient time to complete the Business Combination and accordingly, the Board believes that in order to best position the Company to be able to consummate the Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate the Business Combination by the Extended Date or Additional Extended Date, as applicable, given the actions that must occur prior to closing of the Business Combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the completion of the Business Combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of the Nasdaq Stock Market (“Nasdaq”) following any stockholder redemptions in connection with the Extension. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed the Company that it expects to convert all of the shares of Class B common stock held by it into Class A common stock prior to any redemption by our public stockholders, as described below. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the trust account (as defined below) as a result of its ownership of any shares of Class A common stock.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Extension and the Business Combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the shares of Class A common stock initially issued as part of the units sold in the Company’s initial public offering (the “public shares”) would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and the Business Combination.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.
The affirmative vote of 65% of the Company’s outstanding Class A common stock and Class B common stock (together, the “common stock”), voting together as a single class, is required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.
As of the date of this proxy statement, the Sponsor holds approximately 13.6% of the Company’s outstanding common stock and approximately 67.8% of the Company’s outstanding Class B common stock. Accordingly, in addition to the shares of common stock held by the Sponsor, the Company will need 12,938,747 public shares, or approximately 51.4% of the outstanding shares of common stock, to vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal to approve such proposals. To approve the Founder Share Amendment Proposal, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Founder Share Amendment Proposal. No additional shares of Class B common stock would be needed to vote in favor of the Founder Share Amendment Proposal. Further, to approve the Adjournment Proposal, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Adjournment Proposal if all outstanding shares are voted and just 2,876,247 public shares, or approximately 11.4% of the outstanding shares of commons stock, to vote in favor of the Adjournment Proposal if only a minimum quorum of shares is represented in person (including virtually) or by proxy at the Special Meeting.

Our Board has fixed the close of business on [•], 2023 (“Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date, there were 25,156,250 outstanding shares of common stock, consisting of 20,125,000 outstanding shares of the Company’s Class A common stock and 5,031,250 outstanding shares of the Company’s Class B common stock. The Company’s warrants do not have voting rights in connection with any of the proposals being presented to our stockholders at the Special Meeting. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.
If the Extension Amendment Proposal is approved, and the Extension is implemented, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”), including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote for or against the Extension Amendment Proposal, or do not vote at all, and regardless of whether they hold their shares on the Record Date. If the Extension is implemented, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not elect to redeem their shares would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date or Additional Extended Date, as applicable.
The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[•]. The closing price of the Company’s Class A common stock on Nasdaq on [•], 2023, the Record Date, was $[•]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] [more][less] than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” each of the proposals.
Under the charter, no other business may be transacted at the Special Meeting.
Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.
I look forward to seeing you at the Special Meeting.
[•], 2023	By Order of the Board of Directors,
Holly Gagnon Co-Chief Executive Officer and Chairperson
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your abstention or failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal, and will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2023: This notice of meeting and the accompanying proxy statement are being made available on or about [•], 2023 at [website].
TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON [•], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT ALL OR A PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK BEING REDEEMED TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED MAY 24, 2023
ARTEMIS STRATEGIC INVESTMENT CORPORATION
3310 East Corona Avenue
Phoenix, AZ 85040
PRELIMINARY PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2023
You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of Artemis Strategic Investment Corporation (the “Company,” “we,” “us” or “our”), to be held at [•] [a.m. / p.m.] Eastern Time, on [•], 2023. The Special Meeting will be held virtually, at [website]. At the Special Meeting, the stockholders will consider and vote upon the following proposals:
1.   Proposal No. 1 — The Extension Amendment Proposal.   To amend (the “Extension Amendment”) the Company’s Third Amended and Restated Certificate of Incorporation (our “charter”), to extend the date (the “Outside Date”) by which the Company must consummate a business combination (as defined below) (the “Extension”) from July 4, 2023 (the “Current Outside Date”) to [•], 2023 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), if requested by Artemis Sponsor, LLC (the “Sponsor”) upon five days’ advance notice, to elect to further extend the Extended Date in one-month increments up to [•] additional times, or a total of up to [•] months after the Current Outside Date, until up to [•] (each, an “Additional Extended Date”) (the “Extension,” and such proposal, the “Extension Amendment Proposal”).
2.   Proposal No. 2 — The Founder Share Amendment Proposal.   To amend (the “Founder Share Amendment”) the charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock” or “founder shares”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”).
3.   Proposal No. 3 — The Redemption Limitation Amendment Proposal.   To amend (the “Redemption Limitation Amendment”) the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination upon consummation of the initial Business Combination following such redemptions (the “Redemption Limitation Amendment Proposal”).
4.   Proposal No. 4 — The Adjournment Proposal.   To approve the adjournment of the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).
Approval of the Extension Amendment Proposal is a condition to implementing the Extension, approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.
The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting [website]. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
If the Extension Amendment Proposal is approved, the Extension Amendment would extend the Outside Date to the Extended Date and would allow us, without another stockholder vote, to elect to further extend the Outside Date on a monthly basis [•] additional times until [•], or a total of up to [•] additional months by resolution of the Company’s board of directors (the “Board”), if requested by Artemis Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), upon five days’ advance notice prior to the Outside Date.
If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Sponsor or its designees will deposit into the trust account as a loan (a “Contribution,” and the Sponsor or its designee making such Contribution, a “Contributor”), (i) on July 5, 2023, with respect to the extension to the Extended Date, an amount equal to the lesser of (x) $[•] or (y) $[•] per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to the extension to each such Additional Extended Date, an amount equal to the lesser of (x) $[•] or (y) $[•] per public share multiplied by the number of public shares outstanding, in each case in accordance with the Extension (each date on which a Contribution is to be deposited into the trust account, a “Contribution Date”). The maximum aggregate amount of Contributions will be $[•]. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon the earlier of consummation of a business combination or the liquidation of the Company (the “Maturity Date”). Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one share of Class A common stock at a purchase price of $11.50 per share, at a price of $1.00 per warrant at the option of the Contributor. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Contribution will occur if the Extension Proposal is not approved or the Extension is not implemented. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.
Our prospectus for our initial public offering (“IPO”) and our charter currently provide that we have until July 4, 2023 to complete an initial business combination. On March 30, 2022, we entered into an Agreement and Plan of Reorganization, which provides for a business combination (the “Business Combination”) with Logflex Mt Holding Limited (dba “Novibet”). Novibet is a rapidly-growing vertically integrated provider of a wide variety of high-quality online casino and sports betting products, through its proprietary technology platform. Novibet, directly or through one or more of its subsidiaries, is currently licensed to operate in Malta, Greece, Italy, Ireland, and Mexico, and is actively pursuing plans to expand into North America, including the U.S., and into other European markets. The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete the Business Combination with Novibet. The Company believes that given the Company’s commitment of time, effort and financial resources to date with respect to identifying Novibet as the target for the Business Combination, circumstances warrant providing public stockholders (as defined below) with additional time and opportunity to consider the Business Combination with Novibet. Our Board believes that the Current Outside Date does not provide sufficient time to complete the Business Combination and accordingly, the Board believes that in order to best position the Company to be able to consummate the Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate the Business Combination by the Extended Date or Additional Extended Date, as applicable, given the actions that must occur prior to closing of the Business Combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the completion of the Business Combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of the Nasdaq Stock Market (“Nasdaq”) following any stockholder redemptions in connection with the Extension. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed the Company that it expects to convert all of the shares of Class B common stock held by it into Class A common stock prior to any redemption by our public stockholders, as described below. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the trust account (as defined below) as a result of its ownership of any shares of Class A common stock.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Extension and the Business Combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the shares of Class A common stock initially issued as part of the units sold in the Company’s initial public offering (the “public shares”) would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and the Business Combination.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.
The affirmative vote of 65% of the Company’s outstanding Class A common stock and Class B common stock (together, the “common stock”), voting together as a single class, is required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.
As of the date of this proxy statement, the Sponsor holds approximately 13.6% of the Company’s outstanding common stock and approximately 67.8% of the Company’s outstanding Class B common stock. Accordingly, in addition to the shares of common stock held by the Sponsor, the Company will need 12,938,747 public shares, or approximately 51.4% of the outstanding shares of common stock, to vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal to approve such proposals. To approve the Founder Share Amendment Proposal, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Founder Share Amendment Proposal. No additional shares of Class B common stock would be needed to vote in favor of the Founder Share Amendment Proposal. Further, to approve the Adjournment Proposal, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Adjournment Proposal if all outstanding shares are voted and just 2,876,247 public shares, or approximately 11.4% of the outstanding shares of commons stock, to vote in favor of the Adjournment Proposal if only a minimum quorum of shares is represented in person (including virtually) or by proxy at the Special Meeting.

Our Board has fixed the close of business on [•], 2023 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date, there were 25,156,250 outstanding shares of common stock, consisting of 20,125,000 outstanding shares of the Company’s Class A common stock and 5,031,250 outstanding shares of the Company’s Class B common stock. The Company’s warrants do not have voting rights in connection with any of the proposals being presented to our stockholders at the Special Meeting. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.
If the Extension Amendment Proposal is approved, and the Extension is implemented, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”), including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote for or against the Extension Amendment Proposal, or do not vote at all, and regardless of whether they hold their shares on the Record Date. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not elect to redeem their shares would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date or Additional Extended Date, as applicable.
The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[•]. The closing price of the Company’s Class A common stock on Nasdaq on [•], 2023, the Record Date, was $[•]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] [more][less] than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.
Our Sponsor, officers and directors (the “initial stockholders”) have agreed to waive their redemption rights with respect to their common stock in connection with a stockholder vote to approve an amendment to the Company’s charter.
If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete the Business Combination on or before the Extended Date or Additional Extended Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the Business Combination through the Extended Date or Additional Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.
In addition, if the Extension Amendment Proposal is approved and the Extension is implemented, the Contributor will make the Contribution. The Contribution is conditioned on the implementation of the Extension and will not occur if the Extension Amendment Proposal is not approved or if the Extension is not implemented.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.
After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” each of the proposals.
This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.
This proxy statement is dated [•], 2023 and is first being mailed to stockholders on or about [•], 2023.

i

FORWARD-LOOKING STATEMENTS
The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:
•
our ability to complete the Business Combination with Novibet or another initial business combination;

•
the anticipated benefits the Business Combination;

•
our potential ability to obtain additional financing, if needed, to complete the Business Combination;

•
our public securities’ potential liquidity and trading;

•
the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•
our financial performance or the performance of Novibet following completion of the Business Combination; and

•
proposed changes in SEC rules related to special purpose acquisition companies and any impacts of the Inflation Reduction Act relating to the excise tax.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annex to this proxy statement.
Q:
Why am I receiving this proxy statement?

A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company formed in 2021 for the purpose of entering into a business combination with one or more businesses or entities. On October 4, 2021, the Company consummated its IPO of 20,125,000 units, including the issuance of 2,625,000 units as a result of the decision by the underwriters of our IPO to exercise their over-allotment option in full. Each unit sold in the IPO consisted of one share of Class A common stock and one-half of one redeemable warrant. Our units were sold at a price of $10.00 per unit, generating gross proceeds of $201,250,000. Certain institutional anchor investors that are not affiliated with the Company, the Sponsor or the Company’s officers, directors, and certain members of the Company’s management purchased an aggregate of 13,020,000 units in the IPO and certain entities affiliated with the Sponsor purchased an aggregate of 2,732,500 units in the IPO. Additionally, simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 8,000,000 private placement warrants (the “private placement warrants”) at a price of $1.00 per warrant in a private placement to our Sponsor, generating gross proceeds to the Company of $8,000,000. The Company also consummated the sale of 2,000,000 private placement warrants at a price of $1.00 per warrant in a private placement to certain institutional anchor investors, generating gross proceeds to the Company of $2,000,000.
Following the closing of the IPO on October 4, 2021, an amount of $205,275,000 ($10.20 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the trust account. Such funds will be held in trust until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the period provided in our charter. Our Board has determined that it is in the best interests of the Company’s stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete the Business Combination. Our Board believes that the Current Outside Date does not provide sufficient time to complete the Business Combination and accordingly, the Board believes that in order to best position the Company to be able to consummate the Business Combination, it must obtain the Extension. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate the Business Combination by the Extended Date or Additional Extended Date, as applicable, given the actions that must occur prior to closing of the Business Combination.
Q:
What is being voted on?

A:
You are being asked to vote on the following proposals:

1.
Proposal No. 1 — The Extension Amendment Proposal.   To amend the charter to extend the date by which the Company must consummate a business combination from July 4, 2023 to [•], 2023 and to allow the Company, without another shareholder vote, by resolution of the Board, if requested by the Sponsor upon five days’ advance notice, to elect to further extend the Extended Date in one-month increments up to [•] additional times, or a total of up to [•] months after the Current Outside Date, until up to [•].

2.
Proposal No. 2 — The Founder Share Amendment Proposal.   To amend the charter to provide for the right of a holder of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder.

3.
Proposal No. 3 — The Redemption Limitation Amendment Proposal.   To amend the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination upon consummation of the initial Business Combination following such redemptions.

4.
Proposal No. 4 — The Adjournment Proposal.   To approve the adjournment of the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or if the Company determines that additional time is necessary to effectuate the Extension.

Q:
What are the purposes of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:
The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. The Company’s prospectus for its IPO and its charter initially provided that the Company had until April 4, 2023 to complete a business combination, with an automatic extension to July 4, 2023 in the event that we executed a definitive agreement from an initial business combination by April 4, 2023. On March 30, 2022, the Company entered into a Business Combination Agreement with Novibet PLC, which extended the mandatory liquidation date to July 4, 2023. The Company believes that given the Company’s commitment of time, effort and financial resources to date with respect to identifying Novibet as the target for the Business Combination, circumstances warrant providing public stockholders with additional time and opportunity to consider the Business Combination with Novibet. Our Board believes that the Current Outside Date does not provide sufficient time to complete the Business Combination and accordingly, the Board believes that in order to best position the Company to be able to consummate the Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate the Business Combination by the Extended Date or Additional Extended Date, as applicable, given the actions that must occur prior to closing of the Business Combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the Business Combination. Such conversions would give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements following any stockholder redemptions in connection with the Extension. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed the Company that it expects to convert all of the shares of Class B common stock held by it into Class A common stock prior to any redemption by our public stockholders. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the trust account as a result of its ownership of any shares of Class A common stock.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Extension and the Business Combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the

Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.
Q:
Why should I vote for the Extension Amendment Proposal?

A:
Our Board believes stockholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete the Business Combination until the Extended Date and Additional Extended Date (if applicable).

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination by the Current Outside Date, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing the Business Combination, circumstances warrant providing those who believe they might find the Business Combination to be an attractive investment with an opportunity to consider such transaction.
Our Board recommends that you vote “FOR” the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when and if submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.
Q:
Why should I vote for the Founder Share Amendment Proposal?

A:
Our Board believes that our stockholders will benefit from providing the ability to convert the Class B common stock at any time prior to the Business Combination. This flexibility may aid the Company in retaining investors and meeting Nasdaq continued listing requirements necessary to continue to pursue the Business Combination.

Our Board recommends that you vote “FOR” the Founder Share Amendment Proposal.

Q:
Why should I vote for the Redemption Limitation Amendment Proposal?

A:
Our Board believes that our stockholders will benefit from eliminating the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Extension and a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limitation Amendment Proposal) such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, we would be unable to consummate the Business Combination.

Our Board recommends that you vote “FOR” the Redemption Limitation Amendment Proposal.
Q:
Why should I vote for the Adjournment Proposal?

A:
If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

Our Board recommends that you vote “FOR” the Adjournment Proposal.
Q:
How do the Company insiders intend to vote their shares?

A:
The initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals. The initial stockholders are not entitled to redeem the common stock held by them. On the Record Date, the Sponsor beneficially owned and was entitled to vote 3,412,816 shares of Class B common stock founder shares, which represents approximately 13.6% of the Company’s issued and outstanding common stock and approximately 67.8% of the outstanding Class B common stock. Accordingly, in addition to the shares of common stock held by the Sponsor, the Company will need 12,938,747 public shares, or approximately 51.4% of the outstanding shares of common stock, to vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal to approve such proposals. To approve the Founder Share Amendment Proposal, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Founder Share Amendment Proposal. No additional shares of Class B common stock would be needed to vote in favor of the Founder Share Amendment Proposal. Further, to approve the Adjournment Proposal, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Adjournment Proposal if all outstanding shares are voted and just 2,876,247 public shares, or approximately 11.4% of the outstanding shares of commons stock, to vote in favor of the Adjournment Proposal if only a minimum quorum of shares is represented in person (including virtually) or by proxy at the Special Meeting

In addition, the Sponsor or the Company’s officers, directors, advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by the Sponsor or its affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[•] per share and (b) would not be (i) voted by such persons at the Special Meeting or (ii) redeemable by them. Any such purchases that are completed after the Record Date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals described in this proxy statement and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that no higher than the per-share pro rata portion of the trust account. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non- public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Q:
Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and, if presented, the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and, if presented, the Adjournment Proposal.

Q:
What vote is required to adopt the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

The affirmative vote of 65% of the Company’s outstanding common stock, voting together as a single class, is required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Amendment Proposal is not approved. The Extension Amendment Proposal is not conditioned on the approval of any other proposal.
As of the date of this proxy statement, the Sponsor holds approximately 13.6% of the Company’s outstanding common stock. Accordingly, in addition to the shares of common stock held by the Sponsor, the Company will need 12,938,747 public shares, or approximately 51.4% of the outstanding shares of common stock, to vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal to approve such proposals.
If the Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, by following the procedures described elsewhere in this proxy statement.
Q:
What vote is required to adopt the Founder Share Amendment Proposal?

A:
Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Amendment Proposal is not approved.

As of the date of this proxy statement, the Sponsor holds approximately 13.6% of the Company’s outstanding common stock and approximately 67.8% of the Company’s outstanding Class B common stock. Accordingly, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Founder Share Amendment Proposal. No additional shares of Class B common stock would be needed to vote in favor of the Founder Share Amendment Proposal.

Q:
What vote is required to adopt the Adjournment Proposal?

A:
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.

As of the date of this proxy statement, the Sponsor holds approximately 13.6% of the Company’s outstanding common stock. Accordingly, to approve the Adjournment Proposal, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Adjournment Proposal if all outstanding shares are voted and just 2,876,247 public shares, or approximately 11.4% of the outstanding shares of commons stock, to vote in favor of the Adjournment Proposal if only a minimum quorum of shares is represented in person (including virtually) or by proxy at the Special Meeting.
Q:
What happens if I sell my public shares or units before the Special Meeting?

A:
The [•], 2023 Record Date is earlier than the date of the Special Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

Q:
What if I don’t want to vote for the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Adjournment Proposal?

A:
If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders and the Contributor will make the Contribution.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions and non-votes but will have no effect on the outcome of the Adjournment Proposal.
Q:
Will you seek any further extensions to liquidate the trust account?

A:
Other than the Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Business Combination, although it may determine to do so in the future.

Q:
What happens if the Extension Amendment Proposal, the Founder Share Amendment Proposal and/or the Redemption Limitation Amendment Proposal are not approved?

A:
If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses) by (B) the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the Sponsor will not be permitted to convert its shares of Class B common stock into shares of Class A common stock before the completion of the Business Combination. This may make it harder for us to meet the continued listing requirements of Nasdaq after effecting redemptions in connection with the Extension.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension and/or the Business Combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
The initial stockholders have agreed to waive their redemption rights with respect to their common stock in connection with a stockholder vote to approve an amendment to the charter.
Q:
If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?

A:
If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded and the Company will continue to attempt to consummate an initial business combination until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by the Sponsor.
The Company cannot predict the amount that will remain in the trust account after such withdrawal and the amount remaining in the trust account may be only a fraction of the $[•] (including interest but less the funds released to the Company to pay taxes) that was in the trust account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
In addition, if the Extension Amendment Proposal is approved and the Extension is implemented, the Contributor will make the Contribution. The Contribution is conditioned on the implementation of the Extension and will not occur if the Extension Amendment Proposal is not approved or if the Extension is not implemented.
Q:
How are the funds in the trust account currently being held?

A:
With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. While the funds in the trust account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the

Investment Company Act, it is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act.
To mitigate the risk of being deemed an investment company under the Investment Company Act, we will liquidate the securities held in the trust account prior to the 24-month anniversary of the effective date of the registration statement in connection with our IPO (the “IPO Registration Statement”), and instead hold all funds in the trust account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be deemed to be an investment company under the Investment Company Act, we may abandon our efforts to consummate the Business Combination and instead liquidate the Company. In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. For so long as the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a SPAC that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Business Combination and liquidate the Company. To mitigate the risk of that result, we will liquidate the securities held in the trust account prior to the 24-month anniversary of the IPO Registration Statement and instead hold all funds in the trust account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds.”
Q:
If I do not redeem my shares now, would I still be able to vote on the Business Combination and exercise my redemption rights with respect to the Business Combination?

A:
Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on the Business Combination, you will be able to vote on the Business Combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of the Business Combination, subject to any limitations set forth in the charter, as amended.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held at [•] [a.m. / p.m.] Eastern Time, on [•], 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting [website] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

Q:
How do I attend the virtual Special Meeting, and will I be able to ask questions?

A:
If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual Special Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting [•], 2023 at 9:00 a.m. Eastern Time (five business days prior to the Special Meeting date). Enter the URL address into your browser [website], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Special Meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.
Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the Special Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the Special Meeting for processing your control number.
Q:
How do I vote?

A:
If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How do I change my vote?

A:
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 3310 East Corona Avenue, Phoenix, Arizona 85040.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” or “WITHHOLD” votes, abstentions and broker non-votes for the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and Adjournment Proposal.

Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are non-routine matters, while the Adjournment Proposal, if presented, will be considered a routine matter.

For non-routine matters your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal. Broker non-votes will have the same effect as a vote AGAINST the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal; however, since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.
Q:
What is a quorum requirement?

A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the Record Date entitled to vote, including those shares held as a constituent part of our units, are represented virtually or by proxy at the Special Meeting.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the Special Meeting may adjourn the Special Meeting to another date.
Q:
Who can vote at the Special Meeting?

A:
Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on [•], 2023, the Record Date, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, 25,156,250 outstanding shares of common stock were outstanding and entitled to vote, consisting of 20,125,000 shares of Class A common stock and 5,031,250 shares of Class B common stock.

Stockholder of Record: Shares Registered in Your Name.   If on the Record Date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the Record Date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
What interests do the Company’s directors and executive officers have in the approval of the proposals presented in this proxy statement

A:
The Company’s directors and executive officers have interests in the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers.”

Q:
Do I have appraisal rights?

A:
Stockholders do not have appraisal rights in connection with any of the Extension Amendment Proposal, the Founder Share Amendment Proposal, and the Redemption Limitation Amendment Proposal, or, if presented, the Adjournment Proposal under the DGCL.

Q:
What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.
Q:
What happens to the Company warrants if the Extension Amendment Proposal, Redemption Limitation, Amendment Proposal and Founder Share Amendment Proposal are approved?

A:
If the Extension Amendment Proposal, Redemption Limitation Amendment Proposal and Founder Share Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded and the Company will continue its efforts to consummate a business combination until the Extended Date. The warrants will remain outstanding in accordance with their terms.

Q:
How do I redeem my public shares?

A:
If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Business Combination, or if the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved and the Extension is implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m. Eastern Time, on [•], 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.
If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on [•], 2023 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
Q:
If I am a unit holder, can I exercise redemption rights with respect to my units?

A:
No. Holders of outstanding units must separate their units into the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.
Q:
Who is paying for this proxy solicitation?

A:
The Company will pay for the entire cost of soliciting proxies. The Company has engaged Alliance Advisors LLC (“Alliance”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Alliance a fee of $[•]. The Company will also reimburse Alliance for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
Where do I find the voting results of the Special Meeting?

A:
We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Q:
Who can help answer my questions?

A;
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Artemis Strategic Investment Corporation
3310 East Corona Avenue
Phoenix, AZ 85040
(602) 346-0239
You may also contact the Company’s proxy solicitor at:
Alliance Advisors
Call toll free: 1-844-984-3717
Email: ARTE.info@allianceadvisors.com
If you intend to seek redemption of your public shares, you will need to demand redemption and deliver your public shares (either physically or electronically) to the transfer agent on or before 5:00 p.m. Eastern Time on [•], 2023 (two business days before the scheduled vote at the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your public shares, please contact the transfer agent:
SPAC Redemption Team
Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Email: spacredemptions@continentalstock.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023 and in the other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete the Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date or Additional Extended Date, as applicable. Our ability to consummate the Business Combination with Novibet is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with the stockholder vote to approve the Business Combination. Even if the Extension and Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash or public float to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and Business Combination vote could exacerbate these risks.
The ability of our public stockholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.
Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares if the Extension Amendment Proposal is approved.
Nasdaq may delist our securities from trading on its exchange following redemptions by our stockholders in connection with implementation of the Extension, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our units, Class A common stock, and public warrants are listed on Nasdaq. In order to continue listing our securities on Nasdaq prior to the Business Combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum market value of listed securities (generally, $50 million), a minimum number of publicly held shares (1.1 million shares with a market value of $15 million) and a minimum number of holders of our securities (generally 400 shareholders). Additionally, in connection with the Business Combination, Novibet will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements. We cannot assure you that we will be able to meet the continued listing requirements after the Extension is in effect or the initial listing requirements at the time of the Business Combination due to redemptions by our public stockholders. If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity for our securities;

•
a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A common stock, and public warrants are listed on Nasdaq, our units, Class A common stock, and public warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) became law, which, among other things, imposes a new U.S. federal 1% excise tax on certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations (each, a “covered corporation”). The excise tax will apply to repurchases occurring in 2023 and beyond. Because we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” for this purpose. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of Treasury has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. On December 27, 2022, the U.S. Department of the Treasury issued a notice that provides interim operating rules for the excise tax, including rules governing the calculation and reporting of the excise tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the excise tax are published. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of other aspects of the excise tax remain unclear, and such interim operating rules are subject to change.
Whether and to what extent we would be subject to the excise tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the excise tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of our business combination, (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with an initial business combination or otherwise) issued within the same taxable year of the redemption treated as a repurchase of stock, and (v) the content of forthcoming regulations and other guidance from the U.S. Department of the Treasury. As noted above, the excise tax would be payable by the repurchasing corporation itself, not by the redeeming holder, and only limited guidance on the mechanics of any required reporting and payment of the excise tax on which taxpayers may rely have been issued to date. The imposition of the excise tax could reduce the amount of cash available on hand to complete the Business Combination with Novibet or for effecting redemptions, which could cause public stockholders who do not redeem or the other shareholders of Novibet following the Business Combination to economically bear the impact of such excise tax, and may affect our ability to complete the Business Combination.

The SEC has issued proposed rules to regulate SPACs. Certain of the procedures that we, Novibet, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the Business Combination and may constrain the circumstances under which we could complete the Business Combination.
On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in SEC filings in connection with Business Combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.
Certain of the procedures that we, Novibet, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing the Business Combination, and may make it more difficult to complete the Business Combination.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Business Combination and liquidate the Company. To mitigate the risk of that result, we will liquidate the securities held in the Trust Account prior to the 24-month anniversary of the IPO Registration Statement and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete the Business Combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for the Business Combination no later than 18 months after the effective date of the IPO Registration Statement. The company would then be required to complete the Business Combination no later than 24 months after the effective date of the IPO Registration Statement.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. While the funds in the trust account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, it is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act. If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted and we might be forced to abandon our efforts to complete the Business Combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our shareholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds.
To mitigate the risk of being deemed an investment company under the Investment Company Act, we will liquidate the securities held in the trust account prior to the 24-month anniversary of the IPO Registration Statement, and instead hold all funds in the trust account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be deemed to be an investment company under the Investment Company Act, we may abandon our efforts to consummate the Business Combination and instead liquidate the Company.
In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. For so long as the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a SPAC that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts).
Our ability to complete the Business Combination may be delayed or ultimately prohibited since the Business Combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”).
Our ability to complete the Business Combination with Novibet may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is empowered to require mandatory filings related to certain foreign investments, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.
The parties have determined that Novibet’s U.S. subsidiary is not a TID U.S. business, as that term is defined in 31 C.F.R. § 800.248, and as a result, it is not mandatory to submit a CFIUS filing with respect to the Business Combination. We also do not anticipate any CFIUS-related delays. Novibet’s current owner, Komisium Limited (“Komisium”), is a Cyprus-organized entity owned and controlled by Rodolfo Odoni, a Cyprus national, and therefore is a “foreign person” under the CFIUS regulations. As a result of the Business Combination, Komisium, and indirectly Mr. Odoni, will own a majority of the shares of the post-combination public company, which will in turn will own Novibet, including Novibet’s U.S. subsidiary. Therefore, we risk CFIUS intervention, before or after closing the transaction. If CFIUS determines it has jurisdiction, CFIUS may decide to suspend or recommend that the President prohibit the Business Combination, or impose conditions with respect to it, which may delay or prevent us from consummating the transaction.
The process of government review, whether by CFIUS or otherwise, could be lengthy. Because the Company has only a limited time to complete its initial business combination, the failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our business combination by the Current Outside Date, the Extended Date or the Additional Extended Date, as applicable, including as a result of extended regulatory review, we will redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, our stockholders will miss the opportunity to benefit from the Business Combination and the potential appreciation in value of such investment. Additionally, the warrants will become worthless.

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held at [•] [a.m. / p.m.] Eastern Time, on [•], 2023. The Special Meeting will be held virtually, at [website]. At the Special Meeting, the stockholders will consider and vote upon the following proposals:
1.   Proposal No. 1 — The Extension Amendment Proposal.   To amend the charter to extend the date by which the Company must consummate a business combination from July 4, 2023 to [•], 2023 and to allow the Company, without another shareholder vote, by resolution of the Board, if requested by the Sponsor upon five days’ advance notice, to elect to further extend the Extended Date in one-month increments up to [•] additional times, or a total of up to [•] months after the Current Outside Date, until up to [•].
2.   Proposal No. 2 — The Founder Share Amendment Proposal.   To amend the charter to provide for the right of a holder of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder.
3.   Proposal No. 3 — The Redemption Limitation Amendment Proposal.   To amend the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination upon consummation of the initial Business Combination following such redemptions.
4.   Proposal No. 4 — The Adjournment Proposal.   To approve the adjournment of the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or if the Company determines that additional time is necessary to effectuate the Extension.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on [•], 2023, the Record Date for the Special Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights. There will be no cumulative voting.
At the close of business on the Record Date, there were 25,165,250 outstanding shares of common stock, consisting of 20,125,000 shares of Class A common stock and 5,031,250 shares of Class B common stock. Each share of common stock entitles its holder to cast one vote per share.
Votes Required
The affirmative vote of 65% of the outstanding common stock, voting together as a single class, is required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.
As of the date of this proxy statement, the Sponsor holds approximately 13.6% of the Company’s outstanding common stock and approximately 67.8% of the Company’s outstanding Class B common stock. Accordingly, in addition to the shares of common stock held by the Sponsor, the Company will need

12,938,747 public shares, or approximately 51.4% of the outstanding shares of common stock, to vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal to approve such proposals. To approve the Founder Share Amendment Proposal, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Founder Share Amendment Proposal. No additional shares of Class B common stock would be needed to vote in favor of the Founder Share Amendment Proposal. Further, to approve the Adjournment Proposal, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Adjournment Proposal if all outstanding shares are voted and just 2,876,247 public shares, or approximately 11.4% of the outstanding shares of commons stock, to vote in favor of the Adjournment Proposal if only a minimum quorum of shares is represented in person (including virtually) or by proxy at the Special Meeting.
Approval of the Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.
If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal. If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.
Voting
If you are a record owner of your shares, there are two ways to vote your shares at the Special Meeting: you can vote your shares at the Special Meeting by proxy or virtually.
If you are a record holder and wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Holly Gagnon, Philip Kaplan and Thomas Granite to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.
Alternatively, you can vote your shares in person by attending the Special Meeting virtually.
A special note for those who plan to attend the Special Meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.
If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you wish to attend the Special Meeting and vote in person or online and your shares are held in “street name,” you must obtain a legal proxy from your broker, bank or nominee. That is the only way the Company can be sure that the broker, bank or nominee has not already voted your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize Holly Gagnon, Philip Kaplan and Thomas Granite to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals set forth in this proxy statement, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Alliance, by phone, toll free, at 1-844-984-3717, or by emailing ARTE.info@allianceadvisors.com.
Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with Holly Gagnon, Co-Chief Executive Officer, at Artemis Strategic Investment Corporation, 3310 East Corona Avenue, Phoenix, Arizona, 85040, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Special Meeting and voting virtually.
Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Special Meeting
Only holders of common stock, their proxy holders, and guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Special Meeting. The Company has agreed to pay Alliance a fee of $[•]. The Company will also reimburse Alliance for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Alliance at:
Alliance Advisors
Call toll free: 1-844-984-3717
Email: ARTE.info@allianceadvisors.com
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.
No Right of Appraisal
The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.
Other Business
The Company is not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Executive Offices
Our principal executive offices are located at 3310 East Corona Avenue Phoenix, Arizona, 85040. Our telephone number at such address is (602) 346-0329.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Background
We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on January 4, 2021. In connection with our formation, we issued an aggregate of 4,312,500 shares of Class B common stock to our Sponsor for an aggregate purchase price of $25,000, or $0.006 per share. On March 16, 2021, we effected a stock split of the Class B common stock, resulting in an aggregate of 5,031,250 shares of Class B common stock outstanding and held by the Sponsor.
On October 4, 2021, we consummated our IPO of 20,125,000 units, including 2,625,000 units issued to the underwriters based on the exercise of their over-allotment option in full. Each unit consists of one share of Class A common stock and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $201,250,000. Certain institutional anchor investors that are not affiliated with the Company, the Sponsor or the Company’s officers, directors, and certain members of the Company’s management purchased an aggregate of 13,020,000 units in the IPO and certain entities affiliated with the Sponsor purchased an aggregate of 2,732,500 units in the IPO. Simultaneously with the closing the IPO, the Sponsor forfeited 1,618,434 founder shares and the Company sold 1,618,434 founder shares to certain institutional anchor investors at the original purchase price of $0.006 per share.
Simultaneously with the consummation of the IPO, we completed the private sale of an aggregate of 8,000,000 private placement warrants to our Sponsor at a purchase price of $1.00 per warrant, generating gross proceeds of $8,000,000. The Company also consummated the sale of 2,000,000 private placement warrants at a price of $1.00 per warrant in a private placement to certain institutional anchor investors, generating gross proceeds to the Company of $2,000,000.
Following the closing of the IPO on October 4, 2021, an amount of $205,275,000 ($10.20 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the trust account. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such date was initially April 4, 2023, with an automatic extension to July 4, 2023 in the event that we executed a definitive agreement from an initial business combination by April 4, 2023. The Company executed a definitive agreement for the Business Combination with Novibet on March 30, 2022, which extended the mandatory liquidation date to July 4, 2023.
The Extension Amendment
The Company is proposing to amend its charter to extend the date by which the Company must consummate the Business Combination. The Extension Amendment would extend the Outside Date to the Extended Date and would allow us, without another stockholder vote, to elect to further extend the Outside Date on a monthly basis [•] additional times until [•], or a total of up to [•] additional months by resolution of the Board, if requested by the Sponsor upon five days’ advance notice prior to the Outside Date.
Our prospectus for our IPO and our charter currently provide that we have until July 4, 2023 to complete an initial business combination. On March 30, 2022, we entered into a definitive agreement for a Business Combination with Novibet. Novibet is a rapidly-growing vertically integrated provider of a wide variety of high-quality online casino and sports betting products, through its proprietary technology platform. Novibet, directly or through one or more of its subsidiaries, is currently licensed to operate in Malta, Greece, Italy, Ireland, and Mexico, and is actively pursuing plans to expand into North America, including the U.S., and into other European markets. The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete the Business Combination with Novibet. The Company believes that given the Company’s commitment of time, effort and financial resources to date with respect to identifying Novibet as the target for the Business Combination, circumstances warrant providing public stockholders (as defined below) with additional time and opportunity to consider the Business Combination with Novibet. Our Board believes that the Current Outside Date does not provide sufficient time to complete the Business Combination and accordingly, the Board believes that in order to best position the Company to be able to consummate the Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate the Business Combination by the Extended Date or Additional Extended Date, as applicable, given the actions that must occur prior to closing of the Business Combination.
A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.
Reasons for the Proposal
The charter provides that the Company has until the Current Outside Date to complete a business combination. The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete the Business Combination with Novibet, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, since the Company will not be able to complete the Business Combination by the Current Outside Date, the Company has determined to seek stockholder approval to extend the time for completing the Business Combination beyond the Current Outside Date.
If the Extension Amendment Proposal is Not Approved
Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate the Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.
The initial stockholders have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware to extend the time it has to complete the Business Combination. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by the Sponsor. The Company cannot predict the amount that will remain in the trust account after such withdrawal and the amount remaining in the trust account may be only a fraction of the $[•] (including interest but less the funds released to the Company to pay taxes) that was in the trust account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Contributor will deposit into the trust account as a loan, (i) on July 5, 2023, with respect to the extension to the Extended Date, an amount equal to the lesser of (x) $[•] or (y) $[•] per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to the extension to each such Additional Extended Date, an amount equal to the lesser of (x) $[•] or (y) $[•] per public share multiplied by the number of public shares outstanding, in each case in accordance with the Extension. The maximum aggregate amount of Contributions will be $[•]. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor and will be repayable by the Company upon the earlier of consummation of a business combination or the liquidation of the Company. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one share of Class A common stock at a purchase price of $11.50 per share, at a price of $1.00 per warrant at the option of the Contributor. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Contribution will occur if the Extension Proposal is not approved or the Extension is not implemented. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not elect to redeem would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT ALL OR A PORTION OF YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M.

EASTERN TIME ON [•], 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT.
Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved and the Extension is implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m. Eastern Time, on [•], 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the Record Date, this would amount to approximately $[•] per share. The closing price of the common stock on Nasdaq on [•], 2023, the Record Date, was $[•]. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] [more/ less] than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on [•], 2023 (two business days before the scheduled vote at the Special Meeting).
Interests of the Company’s Directors and Executive Officers
When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Extension is not implemented and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the 3,412,816 founder shares, which were acquired by our Sponsor directly from the Company for $0.006 per share, for an aggregate investment of approximately $20,000, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares held by the Sponsor had an aggregate market value of approximately $[•] based on the last sale price of $[•] on Nasdaq on [•], 2023 (the Record Date);

•
If the Extension is not implemented and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the warrant agreement governing our warrants, the 8,000,000 private placement warrants purchased by our Sponsor for an aggregate investment of $8,000,000, or $1.00 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value of $[•] based on the last sale price of $[•] on Nasdaq on [•], 2023 (the Record Date);

•
Even if the trading price of the Class A common stock were as low as $2.35 per share, the aggregate market value of the founder shares held by the Sponsor alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if the Business Combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Extension is not implemented and the Company liquidates without completing its initial business combination before July 4, 2023, the initial stockholders will lose their entire investment in us;

•
The Company’s independent directors have invested an aggregate of approximately $1 million in the Sponsor and are entitled to their pro rata portion of the founder shares and private placement warrants held by the Sponsor, or an aggregate of 553,481 founder shares and 1,646,406 private placement warrants;

•
Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.20 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•
All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Business Combination. If the Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;
•
All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve the Business Combination. It is currently contemplated that Thomas Granite, current Chief Financial Officer of Artemis, will serve as Chief Financial Officer of the post-combination public company. As such, in the future he may receive any salary, bonus, cash fees, stock options or stock awards that the board determines to pay to its Chief Financial Officer, though the specific terms of Mr. Granite’s employment have not been discussed. It is also currently contemplated that Holly Gagnon, our co-Chief Executive Officer and a director, and Philip Kaplan, co-Chief Executive Officer, will serve as directors of the post-combination company after the closing of the Business Combination. As such, in the future they may receive any cash fees, stock options or stock awards that the board determines to pay to its directors; and

•
The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. As of the date hereof, the Company has received a total of approximately $[•] in advances from our Sponsor (the “Sponsor Advances”), and the Sponsor Advances remain outstanding as of the date of this proxy statement. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses, including the Sponsor Advances, if the Business Combination is not completed.

Additionally, if the Extension is implemented and we consummate the Business Combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the Business Combination.
U.S. Federal Income Tax Considerations
The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal, the Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith if the Extension Amendment Proposal is approved) with respect to any public shares held through the units (including alternative characterizations of the units).
This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:
•
banks, financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•
U.S. expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•
persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•
U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•
“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.
This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.
The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders
A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.
Tax Treatment of Redeeming Stockholders
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate whose income is subject to U.S. federal income tax regardless of its source; or

•
a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally
The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”
Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.
In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.
Taxation of Redemption Treated as a Distribution
If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.
Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”
Taxation of Redemption Treated as a Sale of Public Shares
If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.
ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding
Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
Non-U.S. Holders
As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:
•
a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•
a foreign corporation; or

•
an estate or trust that is not a U.S. Holder.

Generally
The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”
Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.
Taxation of Redemption as a Distribution
In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “— Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.
The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).
Taxation of Redemption as a Sale of Public Shares
A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:
(i)
the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)
such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)
the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the public shares being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).
If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.
Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.
Information Reporting and Backup Withholding
Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.
Foreign Account Tax Compliance Act
Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.
Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension Amendment Proposal and the exercise of redemption rights in connection therewith.
Required Vote
The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment Proposal. As of the date of this proxy statement, the Sponsor holds approximately 13.6% of the Company’s outstanding common stock. Accordingly, in addition to the shares of common stock held by the Sponsor, the Company will need 12,938,747 public shares, or approximately 51.4% of the outstanding shares of common stock, to vote in favor of the Extension Amendment Proposal to approve such proposal.
All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal.
In addition, the Sponsor or the Company’s officers, directors, advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by the Sponsor or its affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[•] per share and (b) would not be (i) voted by such persons at the Special Meeting or (ii) redeemable by them. Any such purchases that are completed after the Record Date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals described in this proxy statement and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that no higher than the per-share pro rata portion of the trust account. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its charter to allow the Company to convert the Class B common stock to Class A Common stock for a one-for-one basis at any point prior to the Business Combination at the option of the holder.
Upon conversion of the Class B common stock to Class A common stock, such Class A common stock will not be entitled to receive funds from the trust account through redemptions or otherwise.
A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A.
Reasons for the Founder Share Amendment Proposal
The Company’s charter provides that the holders of Class B common stock can convert their shares of Class B common stock to Class A common stock upon the consummation of a business combination on a one-to-one basis at the option of the holder. The purpose of the Founder Share Amendment Proposal is to allow conversion of the founder shares at any time prior to a business combination. This flexibility may aid the Company in retaining investors and meeting continued Nasdaq listing requirements necessary to continue to pursue the Business Combination.
Required Vote
The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Founder Share Amendment Proposal. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Amendment Proposal is not approved.
As of the date of this proxy statement, the Sponsor holds approximately 13.6% of the Company’s outstanding common stock and approximately 67.8% of the Company’s outstanding Class B common stock. Accordingly, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Founder Share Amendment Proposal. No additional shares of Class B common stock would be needed to vote in favor of the Founder Share Amendment Proposal. Approval of the Founder Share Amendment Proposal is a condition to the implementation of the Founder Share Amendment. If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the Sponsor will not be permitted to convert its shares of Class B common stock into shares of Class A common stock before the completion of our initial business combination.
All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Founder Share Amendment Proposal.
Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its charter to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act, or any successor provision) in order to consummate the business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Redemption Limitation Amendment Proposal. A copy of the proposed amendment to the charter is attached to this proxy statement in Annex A.
Reasons for the Redemption Limitation Amendment Proposal
Our Board believes the opportunity to consummate the Business Combination is in the best interests of the Company and its shareholders.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension and/or the Business Combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.
Required Vote
Approval of the Redemption Limitation Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Amendment Proposal is not approved.
As of the date of this proxy statement, the Sponsor holds approximately 13.6% of the Company’s outstanding common stock. Accordingly, in addition to the shares of common stock held by the Sponsor, the Company will need 12,938,747 public shares, or approximately 51.4% of the outstanding shares of common stock, to vote in favor of the Redemption Limitation Amendment Proposal to approve such proposal.
Approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation Amendment will not be implemented.
All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Redemption Limitation Amendment Proposal.

Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal, or the Redemption Limitation Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, or the Redemption Limitation Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension.
Required Vote
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor holds approximately 13.6% of the Company’s outstanding common stock. Accordingly, to approve the Adjournment Proposal, in addition to the shares of common stock held by the Sponsor, the Company will need 9,165,309 public shares, or approximately 36.4% of the outstanding shares of common stock, to vote in favor of the Adjournment Proposal if all outstanding shares are voted and just 2,876,247 public shares, or approximately 11.4% of the outstanding shares of commons stock, to vote in favor of the Adjournment Proposal if only a minimum quorum of shares is represented in person (including virtually) or by proxy at the Special Meeting.
Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of our common stock as of [•], 2023, the Record Date of the Special Meeting, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.
The beneficial ownership of our common stock is based on 25,156,250 shares of common stock issued and outstanding as of [•], 2023, consisting of 20,125,000 shares of Class A common stock and 5,031,250 shares of Class B common stock.
NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES BENEFICIALLY OWNED(2)	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Directors, Executive Officers and Founders
Holly Gagnon(3)	1,706,408	6.8%
Philip Kaplan(3)	1,706,408	6.8%
Thomas Granite	—	—
Scott Shulak	—	—
Matthew Anfinson	—	—
Rodney Butler	—	—
Anna Massion	—	—
Andro Nodarse- León	—	—
Leonard Wanger	—	—
All executive officers and directors and director nominees as a group (nine individuals)	3,412,816	13.6%
5% Holders
Artemis Sponsor, LLC(3)	3,412,816	13.6%
Atlas Diversified Master Fund, Ltd.(4)	1,550,000	6.2%
Citadel Advisors LLC(5)	1,621,525	6.4%
HCG Investment Management Inc.(6)	1,275,000	5.1%
NewGen Asset Management Limited(7)	1,599,600	6.4%
Polar Asset Management Inc.(8)	1,129,990	4.5%
Saba Capital Management, L.P.(9)	978,818	3.9%
Tenor Capital Management, L.P.(10)	1,600,000	6.4%
Saba Capital Management, L.P.(11)	1,496,653	6.0%

(1)
The principal business address of each of the following entities or individuals is c/o Artemis Strategic Investment Corporation, 3310 East Corona Avenue, Phoenix, Arizona 85040.

(2)
Interests shown consist of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)
Represents shares held by Artemis Sponsor, LLC, our Sponsor. Ms. Gagnon and Mr. Kaplan are the

managing members of Artemis Sponsor, LLC. Ms. Gagnon and Mr. Kaplan have voting and investment discretion with respect to the common stock held of record by Artemis Sponsor, LLC. Each of our officers and directors other than Ms. Gagnon and Mr. Kaplan disclaims any beneficial ownership of any shares held by Artemis Sponsor, LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(4)
Information derived from a Schedule 13G/A filed with the SEC on February 14, 2023 by Atlas Diversified Master Fund, Ltd. (“ADMF”). Balyasny Asset Management L.P. is the investment manager of ADMF. Dimitry Balyasny is the portfolio manager of Balyasny Asset Management L.P. and has voting and investment control over the shares held by ADMF and may be deemed to beneficially own the shares beneficially owned by ADMF. The business address of each of ADMF, Balyasny Asset Management L.P., and Dimitry Balyasny is 444 W. Lake Street, 50th Floor, Chicago, IL 60606.

(5)
Information derived from a Schedule 13G/A filed with the SEC on February 14, 2023 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin, with respect to the Artemis Class A Common Stock owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), and Citadel Securities. Such owned Class A common stock may include other instruments exercisable for or convertible into Class A common stock. Citadel Advisors is the portfolio manager of CEMF. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. This disclosure shall not be construed as an admission that Mr. Griffin or any of the Citadel related entities listed above is the beneficial owner of any securities of the Company other than the securities actually owned by such person (if any). The business address of Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP, CEMF and Mr. Griffin is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

(6)
Information derived from a Schedule 13G filed with the SEC on February 14, 2022. HCG Investment Management Inc. has sole voting and dispositive control over the Class A common stock held by it. The business address of HCG is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(7)
Information derived from a Schedule 13G filed with the SEC on October 7, 2021 on behalf of NewGen Asset Management Limited (the “Investment Manager”), NewGen Holdco Limited (the “Holdco”), and NewGen Equity Long/Short Fund (the “Fund”). The Fund is an investment vehicle. The Investment Manager is the investment manager of the Fund and a separately managed account (the “SMA”). The Fund and the SMA directly beneficially own the Class A common stock. Holdco is the owner of the Investment Manager. The Investment Manager and Holdco may be deemed to beneficially own the Class A common stock directly beneficially owned by the Fund and the SMA. Each of the Investment Manager, the Holdco and the Fund disclaims beneficial ownership with respect to any shares other than the Class A common stock directly beneficially owned by it. The principal business address for each of the Investment Manager, the Holdco and the Fund is Commerce Court North, Suite 2900, 25 King Street West, Box 405, Toronto, Ontario M5L 1G3, Canada.

(8)
Information derived from a Schedule 13G/A filed with the SEC on February 9, 2023 by Polar Asset Management Partners Inc. (“Polar”). Polar serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the Artemis Class A Common Stock directly held by PMSMF. The address of the business office of the Polar is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(9)
Information derived from a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Saba Capital Management L.P. (“Saba Capital”), Saba Capital Management GP, LLC (“Saba GP”), and Boaz R. Weinstein. Each of Saba Capital, Saba GP, and Mr. Weinstein may be deemed to be the beneficial owner of the reported shares. The principal business address for each of Saba Capital, Saba GP, and Mr. Weinstein is 405 Lexington Ave, 58th Floor, New York, NY 10174.

(10)
Information derived from a Schedule 13G filed with the SEC on October 6, 2021 on behalf of Tenor Capital Management Company, L.P. (“Tenor Capital”), Tenor Opportunity Master Fund, Ltd. (“Tenor Opportunity”) and Robin Shah. Each of Tenor Capital, Tenor Opportunity and Mr. Shah may be

deemed the beneficial owner of 1,475,000 shares of the Class A common stock. The principal business address for each of Tenor Capital, Tenor Opportunity and Mr. Shah is 810 Seventh Avenue, Suite 1905, New York, New York 10019.
(11)
Information derived from a Schedule 13G filed with the SEC on February 14, 2023 on behalf of Fir Tree Capital Management LP, a Delaware limited partnership (“Fir Tree”). Fir Tree has sole voting and dispositive power over 1,496,653 shares of the Artemis Class A Common Stock. The principal business address for Fir Tree is 500 5th Avenue, 9th Floor, New York, New York 10110

STOCKHOLDER PROPOSALS
If the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving the Business Combination with Novibet and related transactions. If the Company completes the Business Combination, the Company will merge with and into a subsidiary of a newly formed Jersey company. The post-combination company’s first annual general meeting would be held at a future date to be determined by the post business-combination company. The Company expects that the post-combination company would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of the Business Combination.
If the Extension is not implemented, and the Company does not consummate an initial business combination by July 4, 2023, the Current Outside Date, then the Company will cease all operations except for the purpose of winding up and there will be no further annual or special meetings.
OTHER MATTERS
Our Board knows of no matter that will be presented for consideration at the Special Meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.
OTHER STOCKHOLDER COMMUNICATIONS WITH OUR BOARD
Our Board provides a process for stockholders and interested parties to send communications to the Board. Stockholders and interested parties may communicate with our Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Artemis Strategic Investment Corporation, 3310 East Corona Avenue, Phoenix, Arizona 85040. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 3310 East Corona Avenue, Phoenix, Arizona 85040, (602) 346-0329, Attn: Holly Gagnon, Co-Chief Executive Officer.
WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the proposals herein by contacting us at the following address or telephone number:
Artemis Strategic Investment Corporation
3310 East Corona Avenue
Phoenix, Arizona
Telephone: (602) 346-0329

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Alliance Advisors
Call toll free: 1-844-984-3717
Email: ARTE.info@allianceadvisors.com
In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [•], 2023 (one week prior to the date of the Special Meeting).

ANNEX A
PROPOSED CERTIFICATE OF AMENDMENT
TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ARTEMIS STRATEGIC INVESTMENT CORPORATION
Artemis Strategic Investment Corporation (the “Corporation”), a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
1.   The name of the Corporation is Artemis Strategic Investment Corporation.
2.   The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 4, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 5, 2021. The Corporation’s Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 16, 2021. The Corporation’s Third Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 1, 2021 the “Third Amended and Restated Certificate of Incorporation”).
3.   This Amendment to the Third Amended and Restated Certificate of Incorporation (the “Amendment”) amends the Third Amended and Restated Certificate of Incorporation of the Corporation.
4.   This Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock in regards to amendments to Section 9.1(b), Section 9.2 (a), (d), (e) and (f) and Section 9.7 and duly adopted by the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class vote in regards to the amendment to Section 4.3(b)(i) at a meeting of stockholders in accordance with the Amended and Restated Certificate of Incorporation and the provisions of Section 242 the DGCL.
5.   The text of Section 4.3(b)(i) of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:
“Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time at the election of holder of such shares of Class B Common Stock and (B) automatically concurrently with or immediately following the closing of the Business Combination.”
6.   The text of Section 9.1(b) of the Third Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:
“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 12, 2021 (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by [•] (the “completion window”) (or up to [•], if applicable under this Section 9.1(b)) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and

Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial Business Combination by the end of the completion window, the Board may, without another stockholder vote, elect to extend the period of time to consummate a Business Combination on a monthly basis for up to [•] times by an additional one month each time, by resolution of the Board if requested by Artemis Sponsor, LLC (the “Sponsor”) upon five days’ advance notice prior to the applicable completion window, until [•].”
7.   The Redemption Limitation shall be removed from the Third Amended and Restated Certificate of Incorporation as follows:
a.   The text of Section 9.2(a) of the Third Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:
“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”
b.   The text of Section 9.2(e) of the Third Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:
“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”
c.   Section 9.2(f) of the Third Amended and Restated Certificate of Incorporation shall be deleted in its entirety.
8.   The text of Section 9.2(d) of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:
“(d) In the event that the Corporation has not consummated an initial Business Combination by [•] (or up to [•], if applicable pursuant to Section 9.1(b)), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

9.   The text of Section 9.7 of the Third Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:
“Section 9.7   Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made to this Certificate to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by [•] (or up to [•], if applicable pursuant to Section 9.1(b)) or to provide for redemption in connection with an initial Business Combination, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.”
[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Third Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [•] day of [•], 2023.

Holly Gagnon, Co-Chief Executive Officer

Preliminary Proxy Card—Subject to Completion FOR THE SPECIAL MEETING OF STOCKHOLDERS OF ARTEMIS STRATEGIC ACQUISITION CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Holly Gagnon, Philip Kaplan and Thomas Granite, and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Artemis Strategic Investment Corporation, a Delaware corporation (the “Company”), that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders of the Company, to be held on [•], 2023 at [•] [a.m. /p.m.] Eastern Time, virtually over the internet at [website] (the “Special Meeting”), and at any adjournments and/or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for the Special Meeting. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4 . PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2023 This notice of Special Meeting of stockholders and accompanying Proxy Statement are available at: [website]

Please mark vote as indicated in this example ARTEMIS STRATEGIC INVESTMENT CORPORATION—THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4. FOR AGAINST ABSTAIN Proposal 1—Extension Amendment Proposal To amend the Company’s Third Amended and Restated Certificate of Incorporation (“charter”) to extend the date by which the Company must consummate a business combination from July 4, 2023 to [•], 2023 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors, if requested by Artemis Sponsor, LLC upon five days’ advance notice, to elect to further extend the Extended Date in one-month increments up to [•] additional times, or a total of up to [•] months after the Current Outside Date, until up to [•] (the “Extension”). ☐ ☐ ☐ Proposal 2—Founder Share Amendment Proposal To amend the charter to provide for the right of a holder of Class B common stock of the company, par value $0.0001 per share (“Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share, on a one-to-one basis at any time and from time to time at the election of the holder. ☐ ☐ ☐ Proposal 3—Redemption Limitation Amendment Proposal To amend the charter to delete to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (or any successor rule)) to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Company’s initial business combination upon consummation of the Company’s initial business combination following such redemptions. ☐ ☐ ☐ Proposal 4—Adjournment Proposal To approve the adjournment of the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or if the Company determines that additional time is necessary to effectuate the Extension. ☐ ☐ ☐

PDated: , 2023 Signature (Signature if held Jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Proposal 1, Proposal 2, Proposal 3, and Proposal 4. If any other matters properly come before the Special Meeting, unless such authority is withheld on this proxy card, the proxies named above will vote on such matters in their discretion.